FOURTH AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of the 8th day of June, 2005 by and among WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as Congress Financial Corporation (Southwest), a Texas corporation) (“Lender”), and TST/IMPRESO, INC., a Delaware corporation, which is the successor-in-interest by merger to TST/Impreso, Inc., a Texas corporation (“TST”), TST/IMPRESO OF CALIFORNIA, INC., a California corporation (“TST California” and collectively with TST, the “Borrower”).

WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 28, 2002 as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of May 6, 2004, by that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of July 23, 2004, and by that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of December 14, 2005 (as amended from time to time, the “Loan Agreement”);

WHEREAS, Borrower and Lender desire to amend the Loan Agreement in the manner provided below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

ARTICLE II.

AMENDMENTS

Section 2.01. Amendment to Section 1 of the Loan Agreement. Effective as of the date hereof:

(a) Section 1 of the Loan Agreement is hereby amended by amending and restating the following definition contained therein in its entirety to read as follows:

“‘Interest Rate’ shall mean,

(a) Subject to clause (b) of this definition below:

(i) as to Prime Rate Loans, a rate per annum equal to one-quarter of one percent (0.25%), plus the Prime Rate,

(ii) as to Eurodollar Rate Loans, a rate per annum equal to two and one-half percent (2.50%), plus the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by Borrower, as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower).

(b) Notwithstanding anything to the contrary contained in clause (a) of this definition, the Interest Rate shall mean the rate of two and one-quarter percent (2.25%) per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of four and one-half percent (4.50%) per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Lender’s option, without notice, (i) either (A) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (B) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender and (ii) on the Loans to at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default).”

(b) Section 1 of the Loan Agreement is hereby further amended by adding the following definition thereto to read as follows:

“‘Fourth Amendment Closing Date’ shall mean June 8, 2005”

Section 2.02. Amendment to Section 3.3 of the Loan Agreement. Effective as of the date hereof, Section 3.3 of the Loan Agreement is hereby amended by adding the following subsection (d) thereto, which shall read as follows:

“(d) Fourth Amendment Fee. Borrower shall pay to Lender an amendment fee in connection with that certain Fourth Amendment to Amended and Restated Loan and Security Agreement in the aggregate amount of $10,000.00 $833.34 of which shall be payable on The Fourth Amendment Closing Date, and which shall be deemed fully earned and nonrefundable on such date, and the balance of which shall be payable in an amount equal to $833.34 per month on the first day of each month for the first eleven consecutive months following such initial payment date. The amendment fee in connection with that certain Fourth Amendment to Amended and Restated Loan and Security Agreement shall be deemed fully earned and nonrefundable on the date when the same is due and payable hereunder.”

Section 2.03. Amendment to Section 9.20(e) of the Loan Agreement. Effective as of the date hereof, Section 9.20(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(e) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower’s operations, plus a per diem charge at the rate of $850 per person per day for Lender’s examiners in the field and office, provided that if no Default or Event of Default has occurred during the applicable calendar year, the Borrowers shall not be obligated to pay for more than three (3) field examinations during such calendar year; and”

Section 2.04. Amendment to Section 12.1. Effective as of the date hereof:

(a) Section 12.1(a) of the Loan Agreement is hereby amended by deleting the date “November 17, 2005” contained therein and substituting “November 17, 2007” in lieu thereof.

(b) Section 12.1(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender’s lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in an amount equal to one-half of one percent (0.5%) of the Maximum Credit if the termination occurs on or after the Fourth Amendment Closing Date to and including the date immediately preceding the first anniversary of the Fourth Amendment Closing Date and one-quarter of one percent (0.25%) of the Maximum Credit if the termination occurs on or after the first anniversary of the Fourth Amendment Closing Date to and including the Renewal Date.

Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) hereof, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations. Notwithstanding anything contained herein to the contrary, the early termination fee shall not apply to any early termination as the result of a complete refinancing of the Loans by Wachovia Bank, National Association.”

Section 2.05. General Amendment. Effective as of the date hereof, the Loan Agreement and each of the other documents executed in connection therewith are each hereby amended by deleting all references in each such agreement to “Congress Financial Corporation (Southwest)” or “Congress Financial Corporation (Southwest), a Texas corporation” contained therein and inserting “Wachovia Bank, National Association (formerly known as Congress Financial Corporation (Southwest))” in lieu thereof.

ARTICLE III.

NO WAIVER

Section 3.01. No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other documents and agreements relating hereto or thereto (hereinafter individually referred to as a “Loan Document” and collectively referred to as the “Loan Documents”), this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

ARTICLE IV.

CONDITIONS PRECEDENT

Section 4.01. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender:

(a) Lender shall have received, in form and substance satisfactory to Lender in its sole discretion, (i) this Amendment, duly executed by Borrower, and (ii) such additional documents, instruments and information as Lender or its legal counsel may request;

(b) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

(c) No default shall have occurred under the Loan Agreement and be continuing and no default shall exist under the Loan Agreement unless such default has been specifically waived in writing by Lender; and

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Patton Boggs LLP.

ARTICLE V.

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

Section 5.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

Section 5.02. Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and (iv) Borrower has not amended its Articles of Incorporation or Bylaws since October 28, 2002.

ARTICLE VI.

MISCELLANEOUS

Section 6.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 6.02. Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 6.03. Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender’s legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Lender’s legal counsel.

Section 6.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid or unenforceable provision.

Section 6.05. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 6.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 6.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 6.08. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Loan Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 6.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.10. NO ORAL AGREEMENTS. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 6.11. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by Borrower and Lender to be effective as of the date first above written.

LENDER:	BORROWER:
WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as Congress Financial Corporation (Southwest))	TST/IMPRESO, INC.

By: /s/ Joe T. Curdy	By: /s/ Marshall Sorokwasz

Name: Joe T. Curdy	Name: Marshall Sorokwasz

Title:Vice President	Title: President

Address:	Chief Executive Office:

5001 LBJ Freeway, Suite 1050 Dallas, Texas 75244	652 Southwestern Boulevard Coppell, Texas 75019

TST/IMPRESO OF CALIFORNIA, INC.

By: /s/ Marshall Sorokwasz

Name: Marshall Sorokwasz Title: President Chief Executive Office:

652 Southwestern Boulevard
Coppell, Texas 75019

CONSENT, RATIFICATION AND RELEASE

The undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of that certain Guaranty, effective as of April 24, 2001, as amended from time to time and as executed by the undersigned for the benefit of Lender (the “Guaranty Documents”), and acknowledges that the Guaranty Documents are in full force and effect and ratifies the same, that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned’s liability under such documents, that the undersigned’s consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

IMPRESO, INC.

By: /s/ Marshall Sorokwasz

Name: Marshall Sorokwasz Title: President